UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-KA
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 31, 2006
(Date of earliest event reported)

Access Integrated Technologies, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	000-51910	22-3720962
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

55 Madison Avenue, Suite 300, Morristown, New Jersey	07960
(Address of principal executive offices)	(Zip Code)

973-290-0080
(Registrant’s telephone number, including area code)

             Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
Signatures

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Item 2.01. Completion of Acquisition or Disposition of Assets.

        On August 3, 2006, Access Integrated Technologies, Inc. (the “Company”), filed a Form 8-K relating to the acquisition of UniqueScreen Media, Inc. (the “Original Form 8-K”).  The Company had reported in the Original Form 8-K that it would file the financial information required by Item 9.01 of Form 8-K by October 10, 2006.

        The Company has determined that the acquisition was not deemed to be significant per Instruction 4(ii) of Item 9.01 of Form 8-K, and therefore, financial statements and pro forma financial statements for the Company are not required for, and will not be filed with, this filing. No other change is effected by this Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Access Integrated Technologies, Inc. press release, dated July 31, 2006 (previously filed).

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SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of October 3, 2006

ACCESS INTEGRATED TECHNOLOGIES, INC. By: /s/ Gary S. Loffredo Name: Gary S. Loffredo Title: Senior Vice President — Business Affairs, General Counsel and Secretary

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EXHIBIT INDEX

99.1	Access Integrated Technologies, Inc. press release, dated July 31, 2006 (previously filed).